Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

August 9, 2016

Media Contact:

Doug Shepard

EVP/Chief Financial Officer

(210) 829-9120

doug.shepard@hartehanks.com

HARTE HANKS REPORTS SECOND QUARTER RESULTS

San Antonio, TX - Harte Hanks (NYSE: HHS), a leader in customer relationships, experiences and interaction-led marketing, today announced financial results for its second quarter ended June 30, 2016.

Commenting on performance, Chief Executive Officer Karen Puckett said, “Our second quarter results fell short of expectations.  Although we have stabilized the rate of client losses, our win rates need to increase so we can steady our revenue.  We also need to improve our expense management and operating results.  During the quarter we began implementing an expense reduction program to better align our top and bottom lines.  We continue to be pleased with our recent acquisition of Aleutian Consulting which has resulted in bringing in new clients and deepening our relationships with existing clients along with continued strong digital growth from 3Q Digital. Looking forward, we will remain focused on stabilizing our revenues and reducing expenses.

During the second quarter, we announced our intention to explore strategic alternatives for our Trillium Software business.  The process is ongoing and we will share an update when the process is complete.”

Second quarter revenues from continuing operations were $97.3 million compared to $109.2 million in the same quarter last year. Adjusted revenues, after excluding revenues from our B2B research businesses, declined 10.2% on a constant currency basis.

During the quarter, an entertainment client continued to engage us to provide multi-channel contact center support.  We also benefitted from continued expansion of contact center services from a multinational courier services delivery client.  New logo wins of a large regional bank, an online payment company and a European automaker are examples of our focus on customer centric capabilities.  Increases from client engagements were offset by the reductions of mail program volumes from retailers and a regional bank, the loss of business from a pharmaceutical company and continued reductions in outbound contact center programs.

Trillium Software second quarter revenues (now reported as discontinued operations) were $12.7 million compared to $13.2 million in the second quarter of 2015.  Software-as-a service revenues declined during the quarter due to a non-recurring event disclosed last year and was offset by increased software license revenues.  This business continues to transition to more recurring revenue, with our software-as-a-service bookings growing during the quarter compared to last year excluding last year’s non-recurring event.

Operating loss from continuing operations was $7.2 million versus $3.0 million of operating income last year. Adjusted operating loss from continuing operations, excluding operating income from the previously mentioned B2B research business, severance and other compensation expenses and non-recurring database development charges, was $3.9 million compared to income of $3.2 million in the same period last year.  Reductions in production expenses from outsourced costs and mail supply chain expenses were offset by an increase in sales and marketing expense related to employment of additional sales force personnel.

Trillium Software operating income now reported as discontinued operations was $3.4 million compared to $5.0 million in the same period last year.  The decrease was due to the decline in revenues as this business transitions more towards software-as-a-service, as most of the costs in this business are fixed.

The following table presents financial highlights of the company’s operations for the second quarter of 2016 and 2015, respectively.  More detailed financial results are attached.

RESULTS FROM CONTINUING OPERATIONS (unaudited)

	Three Months Ended June 30,
(In thousands, except per share amounts)	2016	2015	% Change
Revenues	$97,317	$109,175	-10.9%
Adjusted revenues (1)	97,599	108,730	-10.2
Operating income	(7,175)	3,039	N/M
Adjusted operating income (1)	(3,919)	3,218	N/M
Net income (loss)	(4,263)	(4,172)	N/M
Diluted earnings (loss) per share	(0.07)	(0.07)	N/M
Diluted shares (weighted average common and common equivalent shares outstanding)	61,460	61,843	-0.6%

(1)   See table for reconciliation of GAAP results to adjusted results; N/M — Not meaningful

Chief Financial Officer, Doug Shepard, said, “We have implemented a $25 million cost reduction program.  These actions cover both labor and selling, general and administrative expenses.  Parts of this program were implemented during the second quarter and most of the remaining actions to be implemented will take place before the end of the third quarter.  Our ability to generate cash flow remains strong along with plenty of liquidity.”

The company will host a conference call to discuss the earnings release on August 9, 2016, at 10:00 a.m. Eastern Time.  The conference call number is (888) 609-5696 for domestic callers and +1 (913) 312-0958 for international callers, conference ID 5696461.  To access an audio webcast, please use the link available in the Investors section of the Harte Hanks website.  An audio replay will be available shortly after the call through September 9, 2016 at (877) 870-5176, conference ID 5696461.  The replay also will be available in the Investors section of the Harte Hanks website.

About Harte Hanks:

Harte Hanks is a global marketing services firm specializing in multi-channel marketing solutions that connect our clients with their customers in powerful ways.  Experts in defining, executing and optimizing the customer journey, Harte Hanks offers end-to-end marketing services including consulting, strategic assessment, data, analytics, digital, social, mobile, print, direct mail and contact center. From visionary thinking to tactical execution, Harte Hanks delivers smarter customer interactions for some of the world’s leading brands. Harte Hanks 5,000+ employees are located in North America, Asia-Pacific, Europe and Latin America. For more information, visit Harte Hanks at www.hartehanks.com, call 800-456-9748, email us at pr@hartehanks.com.  Follow us on Twitter @hartehanks or Facebook at https://www.facebook.com/HarteHanks.

Cautionary Note Regarding Forward-Looking Statements:

Our press release and related earnings conference call contain “forward-looking statements” within the meaning of U.S. federal securities laws.  All such statements are qualified by this cautionary note, provided pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Statements other than historical facts are forward-looking and may be identified by words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “seeks,” “could,” “intends,” or words of similar meaning.  These forward-looking statements are based on current information, expectations and estimates and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from what is expressed in or indicated by the forward-looking statements.  In that event, our business, financial condition, results of operations or liquidity could be materially adversely affected and investors in our securities could lose part or all of their investments.  These risks, uncertainties, assumptions and other factors include:  (a) local, national and international economic and business conditions, including (i) market conditions that may adversely impact marketing expenditures and (ii) the impact of economic uncertainty in the United States, United Kingdom, European Union and elsewhere on the financial condition, marketing expenditures and activities of our clients and prospects; (b) the demand for our products and services by clients and prospective clients, including (i) the willingness of existing clients to maintain or increase their spending on products and services that are or remain profitable for us, and (ii) our ability to predict changes in client needs and preferences; (c) economic and other business factors that impact the industry verticals we serve, including competition and consolidation of current and prospective clients, vendors and partners in these verticals; (d) our ability to manage and timely adjust our capacity, workforce and cost structure to effectively serve our clients; (e) our ability to improve our processes and to provide new products and services in a timely and cost-effective manner though development, license or acquisition; (f) our ability to protect our data centers against security breaches and other interruptions and to protect sensitive personal information of our clients and their customers; (g) our ability to respond to increasing concern, regulation and legal action over consumer privacy issues, including changing requirements for collection, processing and use of information; (h) the impact privacy and other regulations, including restrictions on unsolicited marketing communications and other consumer protection laws; (i) fluctuations in fuel prices, paper prices, postal rates and postal delivery schedules; (j) the number of shares, if any, that we may repurchase in connection with our repurchase program; (k) unanticipated developments regarding litigation or other contingent liabilities; and (l) the ability to integrate and successfully leverage newly-acquired service offerings as anticipated; and (m) our ability to maintain business performance and strategic focus during a period of leadership transition; (n) our ability to secure credit on reasonable terms; (o) the success of our previously-announced efforts to pursue strategic alternatives for our Trillium Software business; and (p) other factors discussed from time to time in our filings with the Securities and Exchange Commission, including under “Item 1A.  Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015.  The forward-looking statements in this press release and our related earnings conference call are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement, even if new information becomes available or other events occur in the future.

Supplemental Non-GAAP Financial Measures:

In this press release and our related earnings conference call, the company uses certain non-GAAP measures of financial performance in order to provide investors with a better understanding of operating results and underlying trends to assess the company’s performance and liquidity.  The company evaluates its operating performance based on several measures, including the non-GAAP financial measures of (1) EBITDA, defined as net income before interest, taxes, credit facility and acquisition charges, stock based compensation, non-cash defined benefit plan expense,  severance and other compensation, depreciation, and amortization, (2) adjusted revenues, defined as revenues less divestitures and foreign currency transaction losses, and (3) adjusted operating income, defined as operating income plus credit facility and acquisition charges and severance and other compensation.  The company believes that EBITDA, adjusted revenues and adjusted operating income, which it uses on an overall Company basis, as well as focused solely on the Company’s Customer Interaction and Trillium businesses,  are useful supplemental financial measures of operating performance for investors because they facilitate investors’ ability to evaluate the operational strength of the company’s business.  Adjusted revenues, adjusted operating income and EBITDA, however, are not calculated in accordance with GAAP and they should not be considered substitutes for net income as an indicator of operating performance.  Quantitative reconciliations of EBITDA to net income, adjusted revenues to GAAP operating revenues and adjusted operating income to GAAP operating income are found in the tables attached to this release.

As used herein, “Harte Hanks” refers to Harte Hanks, Inc.  and/or its applicable operating subsidiaries, as the context may require.  Harte Hanks’ logo and name are trademarks of Harte Hanks.

Harte Hanks, Inc.

Consolidated Statements of Operations (Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share data	2016	2015	2016	2015
Operating revenues	$97,317	$109,175	$196,880	$218,490
Operating expenses
Labor	62,930	57,431	125,968	116,583
Production and distribution	27,427	35,088	57,306	70,781
Advertising, selling, general and administrative	10,934	10,422	23,577	22,170
Depreciation and amortization	3,201	3,195	6,237	6,175
	104,492	106,136	213,088	215,709
Operating income (loss)	(7,175)	3,039	(16,208)	2,781
Other expenses (income):
Interest expense, net	2,400	1,468	3,781	2,069
Loss on sale	—	9,501	—	9,501
Other, net	111	683	(624)	281
Total other expenses	2,511	11,652	3,157	11,851
Income (loss) from continuing operations before income taxes	(9,686)	(8,613)	(19,365)	(9,070)
Income tax expense (benefit)	(2,774)	(1,923)	(5,506)	(1,976)
Income (loss) from continuing operations	(6,912)	(6,690)	(13,859)	(7,094)

Income from discontinued operations, net of income taxes	2,649	2,518	3,993	4,536

Net income (loss)	$(4,263)	$(4,172)	$(9,866)	$(2,558)

Basic earnings (loss) per common share
Continuing operations	$(0.11)	$(0.11)	$(0.23)	$(0.11)
Discontinued operations	0.04	0.04	0.07	0.07
Basic earnings (loss) per common share	$(0.07)	$(0.07)	$(0.16)	$(0.04)

Weighted-average common shares outstanding	61,460	61,843	61,395	61,858

Diluted earnings (loss) per common share
Continuing operations	$(0.11)	$(0.11)	$(0.23)	$(0.11)
Discontinued operations	0.04	0.04	0.07	0.07
Diluted earnings (loss) per common share	$(0.07)	$(0.07)	$(0.16)	$(0.04)

Weighted-average common and common equivalent shares outstanding	61,460	61,843	61,395	61,858

Balance Sheet Data (Unaudited)	June 30,	December 31,
In thousands	2016	2015

Cash and cash equivalents	$12,901	$16,564
Total debt	$69,736	$77,105

Harte Hanks, Inc.

Harte Hanks Revenue Mix (Unaudited)

Vertical Markets - Percent of Revenue

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Auto and Consumer Brands	18.1%	16.2%	17.9%	15.9%
Financial and Insurance Services	15.2%	15.7%	14.9%	15.4%
Healthcare and Pharmaceuticals	7.4%	9.5%	8.2%	10.0%
Technology	24.0%	21.4%	23.7%	22.9%
Retail	25.2%	26.0%	25.6%	25.9%
Other Select Markets	10.1%	11.2%	9.7%	9.9%
	100.0%	100.0%	100.0%	100.0%

Vertical Markets - Percent of Trillium Software’s Revenue

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Auto and Consumer Brands	31.3%	20.1%	27.4%	21.6%
Financial and Insurance Services	28.6%	27.4%	29.6%	27.3%
Healthcare and Pharmaceuticals	5.3%	6.4%	5.8%	6.2%
Technology	18.1%	27.9%	19.4%	26.8%
Retail	6.5%	6.8%	7.2%	6.9%
Other Select Markets	10.2%	11.4%	10.6%	11.2%
	100.0%	100.0%	100.0%	100.0%

Reconciliation of Non-GAAP to GAAP Financial Measures

Reconciliation of Revenue and Operating Income (Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
In thousands	2016	2015	% Change	2016	2015	% Change

Continuing Operations
Operating Revenue from Continuing Operations
Customer Interaction
As reported	$97,317	$109,175	-10.9%	$196,880	$218,490	-9.9%
Less: Divestitures	—	(445)	—	—	(4,612)	—
Foreign currency impact	282	—	—	597	—	—
Adjusted revenue	$97,599	$108,730	-10.2%	$197,477	$213,878	-7.7%

Operating Income
Total Operating Income (Loss) from Continuing Operations
As reported	$(7,175)	$3,039	N/M	$(16,208)	$2,781	N/M
Less: Divestitures	—	179	—	—	402	—
Credit facility and acquisition charges	—	—	—	234	—	—
Severance and other compensation	1,298	—	—	2,701	—	—
Legal Settlement	605	—	—	605	—	—
Database charges	1,353	—	—	2,169	—	—
Adjusted operating income	$(3,919)	$3,218	N/M	$(10,499)	$3,183	N/M

Discontinued Operations
Operating Revenue from Discontinued Operations
Trillium
As reported	$12,711	$13,170	-3.5%	$23,871	$25,028	-4.6%
Foreign currency impact	211	—	—	347	—	—
Adjusted revenue	$12,922	$13,170	-1.9%	$24,218	$25,028	-3.2%

Operating Income from Discontinued Operations
Trillium
As reported	$3,427	$5,017	-31.7%	$6,091	$8,289	-26.5%
Severance	90	—	—	189	—	—
Adjusted operating income	$3,517	$5,017	-29.9%	$6,280	$8,289	-24.2%

Total Operating Income (loss)
As reported	$(3,748)	$8,056	N/M	$(10,117)	$11,070	N/M
Less: Divestitures	—	179	—	—	402	—
Credit facility and acquisition charges	—	—	—	234	—	—
Severance and other compensation	1,388	—	—	2,890	—	—
Legal Settlement	605	—	—	605	—	—
Database charges	1,353	—	—	2,169	—	—
Adjusted operating income	$(402)	$8,235	N/M	$(4,219)	$11,472	N/M

(N/M = Not Meaningful)